NORTH VALLEY BANK
                          SALARY CONTINUATION AGREEMENT


     THIS AGREEMENT is made this ________ day of _______________, 2001, by and between NORTH VALLEY BANK, a state-chartered commercial bank located in Redding, California (the "Company") and ___________________(the "Executive").

                                  INTRODUCTION

     To encourage the Executive to remain an employee of the Company, the Company is willing to provide salary continuation benefits to the Executive. The Company will pay the benefits from its general assets.

                                    AGREEMENT

     The Executive and the Company agree as follows:

                                    Article 1
                                   Definitions

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 Change in Control. A "change in control" of Employer for purposes of this Agreement shall mean the occurrence of any of the following events with respect to Employer (with the term "Employer" being defined for such a change in control to be North Valley Bancorp): (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over Employer or any stock exchange on which Employer's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of Employer in which Employer does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of Employer having an aggregate fair market value of fifty percent (50%) of the total value of the assets of Employer, reflected in the most recent balance sheet of Employer; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) is or becomes the beneficial owner, directly or indirectly, of securities of Employer representing 50% or more of the combined voting power of Employer's then outstanding securities; (v) if in any one year period, individuals who at the beginning of such period constitute the Board of Directors of Employer cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by

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Employer's shareholders, of each new director is approved by a vote of a least three-quarters of the directors then still in office who were directors at the beginning of the period; (iv) a majority of the members of the Board of Directors of Employer in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control. Notwithstanding the foregoing or anything else contained herein to the contrary, there shall not be a "change in control" for purposes of this Agreement if the event which would otherwise come within the meaning of the term "change in control" involves an Employee Stock Ownership Plan or similar plan sponsored by Employer which is the party that acquires "control" or is the principal participant in the transaction constituting a "change in control," as described above.

     1.2 "Code" means the Internal Revenue Code of 1986, as amended.

     1.3 "Compensation" means the total current year salary and the most recent annual incentive cash bonus paid to the Executive.

     1.4 "Disability" means, if the Executive is covered by a Company sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Executive from performing substantially all of the Executive's normal duties for the Company. As a condition to receiving any Disability benefits, the Company may require the Executive to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

     1.5 "Discount Rate" for the purposes of this Agreement the Discount Rate shall be 8.5 percent.

     1.6 "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, or Termination for Cause.

     1.7 "Early Termination Date" means the month, day and year in which Early Termination occurs.

     1.8 "Effective Date" means ____________________________.

     1.9 "Election Form" means the Form attached as Exhibit 1.

     1.10 "Involuntary Termination of Employment" means, following a Change in Control the Executive has been notified in writing by the Company that employment with the Company is terminated.

     1.11 "Normal Retirement Age" means the Executive's 65th birthday.

     1.12 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination

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of Employment.

     1.13 "Plan Year" means a twelve-month period commencing on ______________ and ending on ________________ of each year. The initial Plan Year shall commence on the effective date of this Agreement.

     1.14 "Termination for Cause" See Article 5.

     1.15 "Termination of Employment" means that the Executive ceases to be employed by the Company for any reason whatsoever other than by reason of a leave of absence, which is approved by the Company. For purposes of this Agreement, if there is a dispute over the employment status of the Executive or the date of the Executive's Termination of Employment, the Company shall have the sole and absolute right to decide the dispute.

     1.16 "Constructive Termination of Employment" means, following a Change in
Control:

          (i) Without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with her positions, duties, responsibilities and status with the Company, or a change in the Executive's reporting responsibilities, titles or offices, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment for Cause, Disability or retirement or as a result of her death;

          (ii) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time to time;

          (iii) Without the Executive's express written consent the failure by the Company to continue any action which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect on the date hereof;

          (iv) The Company requiring the Executive to be based anywhere other than in the community where the Executive is currently based at the time of a change in control, except for required travel on Company business to an extent substantially consistent with the Executive's present business travel obligations, or in the event the Executive consents to a proposed relocation, the failure by the Company to pay (or reimburse the Executive) for all reasonable moving expenses incurred by the Executive relating to a change of his or her principal residence in connection with such relocation and to indemnify the Executive against any loss of the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Company realized on the sale of the Executive's principal

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                residence in connection with any such change of residence.

                                    Article 2
                                Lifetime Benefits

     2.1 Normal Retirement Benefit. Upon Termination of Employment on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under this Agreement.

          2.1.1 Amount of Benefit. The annual benefit under this Section 2.1 is the Target Retirement Benefit at Normal Retirement Age as set forth on Schedule A. Any additional increase in the annual benefit shall require the recalculation of Schedule A.

          2.1.2 Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following the Executive's Normal Retirement Date. The annual benefit shall be paid to the Executive for 20 years or lifetime, whichever is greater.

     2.2 Early Termination Benefit. Upon Early Termination, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

          2.2.1 Amount of Benefit. The benefit under this Section 2.2 is the Early Termination Annual Benefit set forth in Schedule A for the Plan Year ending immediately prior to the Early Termination Date. Any increase in the annual benefit under Section 2.1.1 shall require the recalculation of this benefit on Schedule A.

          2.2.2 Payment of Benefit. The Company shall pay the annual benefit to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following Normal Retirement Age. The annual benefit shall be paid to the Executive for 15 years.

     2.3 Disability Benefit. If the Executive terminates employment due to Disability prior to Normal Retirement Age, the Company shall pay to the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.

          2.3.1 Amount of Benefit. The benefit under this Section 2.3 is the Disability Lump Sum Benefit set forth in Schedule A for the Plan Year ending immediately prior to the date in which Termination of Employment occurs. Any increase in the annual benefit under Section 2.1.1 would require the recalculation of the Disability benefit on Schedule A.

          2.3.2 Payment of Benefit. The Company shall pay the benefit to the Executive in a lump sum payable on the first day of the twelfth month following Termination of Employment.

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     2.4 Change in Control Benefit. Upon a Change in Control, or up to 12 months following a Change in Control, if the Executive undergoes Involuntarily Termination of Employment or Constructive Termination of Employment, the Company shall pay to the Executive the benefit described in this Section 2.4 in lieu of other benefit under this Agreement.

          2.4.1 Amount of Benefit. The benefit under this Section 2.4 is determined by the following formula:

         Executive's Present Value Vested Benefit payable at age 65 (as shown on Schedule A) for the current Plan Year + 2 times the Executive's current Plan Year Compensation

         2.4.2 Payment of Benefit. The Company shall pay the benefit to the Executive in the manner elected by the Executive on the Election Form, attached as Exhibit 1.

         2.4.3 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would create an excise tax under the excess parachute rules of Section 280G of the Code.

                                    Article 3
                                 Death Benefits

     3.1 Death During Active Service. If the Executive dies while in the active service of the Company, the Rabbi Trust shall pay to the Executive's Trust the benefit described in the Split Dollar Agreements and Endorsements attached as Addendum A and Addendum B between the Rabbi Trust and the Executive's Trust; provided, however, the Rabbi Trust shall not pay any benefit under this Section
3.1 if the Executive has received any of the Lifetime Benefits under Article 2.

     3.2 Death During Benefit Period. If the Executive dies after the benefit payments have commenced under this Agreement but before receiving all such payments, the Rabbi Trust shall pay the remaining benefits to the Executive's Trust at the same time and in the same amounts they would have been paid to the Executive had the Executive survived.

     3.3 Death After Termination of Employment But Before Benefit Payments Commence. If the Executive is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Rabbi Trust shall pay the benefit payments to the Executive's Trust that the Executive was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Executive's death.

                                    Article 4
                                  Beneficiaries

     4.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by

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filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime.
The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

     4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incapacitated, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incapacitated person or incapable person. The Company may require proof of incapacity, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    Article 5
                               General Limitations

     5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's employment for:

          (a) Gross negligence or gross neglect of duties;

          (b) Commission of a felony or of a gross misdemeanor involving moral turpitude; or

          (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Executive's employment and resulting in an adverse effect on the Company.

     5.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within two years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

                                    Article 6
                          Claims and Review Procedures

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to

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the steps to be taken if the Claimant wishes to have the claim reviewed. If the
Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    Article 7
                           Amendments and Termination

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.


                                    Article 8
                                  Miscellaneous

     8.1 Binding Effect. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

     8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another

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company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     8.5 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     8.6 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

     8.7 Unfunded Arrangement. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

     8.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     8.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a) Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c) Maintaining a record of benefit payments; and

          (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

     8.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     8.11 Automatic Review Procedure. Upon the third year anniversary of the execution of this Agreement, and continuing on each subsequent third year anniversary, the Company will automatically review the Executive's Agreement for reasonableness of benefits with the intent that the Executive's target benefit shall be 70 percent of Compensation less Company provided benefits. For purposes of this Agreement, Company provided benefits shall include, but are not limited to, the Company's 401(k) match, the Company's Employee Stock Ownership Plan, and the Company's portion of Social Security benefits.

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     IN WITNESS WHEREOF, the Executive and the Company have signed this
Agreement.


EXECUTIVE:                             COMPANY:
                                       NORTH VALLEY BANK




__________________________________     By  ____________________________________

                                       Title  _________________________________


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                                   SCHEDULE A

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                                NORTH VALLEY BANK
                          SALARY CONTINUATION AGREEMENT

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                                                Present     Early
                                      Accrual  Value of  Termination
                   Percent            Balance   Vested      Annual
         Target       Of               Using    Benefit    Benefit    Disability
 Plan  Retirement  Benefit  Vested   Interest   Payable    Payable       Lump
 Year    Benefit    Vested  Benefit   Method     At 65      At 65        Sum
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                                    EXHIBIT 1
                                       TO
                                NORTH VALLEY BANK
                          SALARY CONTINUATION AGREEMENT
                                 Form of Benefit



     The Executive understands that he or she may not change the Form of Benefit elected, however, the Company will allow the Executive to file a petition with the Company requesting an alternate payment plan and the Board of Directors, in its sole and absolute discretion, may accept or reject such a request.

     I elect to receive benefits under the Agreement in the following form:


___  Annual Payment of Change of Control Benefit.

     The Company shall pay the annual benefit as calculated in Section 2.4.1, annuitized over 20 years using the Discount Rate as defined in this Agreement, to the Executive in 12 equal monthly installments payable on the first day of each month commencing with the month following Termination of Employment. The annual benefit shall be paid to the Executive for 20 years.


___  Lump Sum Payment of Change of Control Benefit.

     The Company shall pay the benefit as calculated in Section 2.4.1 in a lump sum within 60 days of Termination of Employment.

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                             BENEFICIARY DESIGNATION

                                NORTH VALLEY BANK
                          SALARY CONTINUATION AGREEMENT

                           ---------------------------

I designate the following as beneficiary of any death benefits under this
Agreement:

Primary:  ______________________________________________________________________

________________________________________________________________________________

Contingent:  ___________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.


Signature ______________________________

Date ___________________________________



Accepted by the Company this ______ day of _________________, 2000.


By _____________________________________

Title __________________________________

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                                   ADDENDUM A
                                NORTH VALLEY BANK
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is made and entered into this _________ day of _________________, 2000, by and between HARRIS TRUST & SAVINGS BANK PERSONAL TRUST AND ASSET MANAGEMENT as Trustee(s) of the NORTH VALLEY BANCORP UMBRELLA TRUST FOR EXECUTIVES dated May 10, 1995 (the "Rabbi Trust"), and _____________________________________ as Trustee(s) of the
_______________________________________________________________________________
dated _________________________ (the "Executive's Trust"). This Agreement shall append the Split Dollar Endorsement entered into on __________________, 2000, or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     WHEREAS, ______________________(the "Executive") has contributed substantially to the success of North Valley Bank (the "Company"). The Company, as a fringe benefit, is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from the Rabbi Trust.

                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

     1.1 "Insurer" means ___________________________________

     1.2 "Policy" means insurance policy no. _________________ issued by the Insurer.

     1.3 "Insured" means the Executive.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Executive's 65th birthday.

     1.6 "Termination of Employment" means the Executive ceasing to be employed by the Company for any reason whatsoever, other than by reason of an approved leave of absence.

     1.7 "Executive's Trustee" refers to the trustee or trustees of the Executive's Trust.

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     1.8 "Trustee" refers to the trustee or trustees of the Rabbi Trust.

                                    Article 2
                           Policy Ownership/Interests

     2.1 Ownership. The Rabbi Trust is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Rabbi Trust shall be the direct beneficiary of an amount of death proceeds equal to the greatest of:
a) the cash surrender value of the policy, or b) the aggregate premiums paid on the Policy by the Rabbi Trust less any outstanding indebtedness to the Insurer; or (c) any remaining death proceeds after payment of the Executive's Trust's interest set forth in paragraph 2.2 below.

     2.2 Executive's Trust's Interest. The Executive's Trust shall be the beneficiary of $___________ of death proceeds from the policy. The Executive's Trust shall also have the right to elect and change settlement options that may be permitted. Provided, however, the Executive, the Executive's Trust or its transferee beneficiary shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in this section 2.2 upon the Executive's Termination of Employment prior to Normal Retirement Age. Also, the Rabbi Trust shall not pay the Executive's Trust's Interest under this Agreement if the Executive's Trust has received any of the benefits under the Salary Continuation Agreement entered into between the Executive and the Company, dated _______________________.

     2.3 Option to Purchase. The Rabbi Trust shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive's Trust or the Executive's Trust's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Rabbi Trust to terminate this Agreement.

                                    Article 3
                                    Premiums

     3.1 Premium Payment. The Rabbi Trust shall pay any premiums due on the Policy.

     3.2 Reimbursement. At the end of the Plan Year the Executive's Trust shall reimburse the Rabbi Trust in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's Trust. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    Article 4
                                   Assignment

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

     The Executive's Trust may assign without consideration all interests in the Policy and in this Agreement to any person, entity or other trust. In the event the Executive's Trust shall transfer all of its interest in the Policy, then all of the Executive's Trust's interest in the Policy and in the Agreement shall be vested in its transferee, who shall be substituted as a party hereunder and the Executive's Trust shall have no further interest in the Policy or in this Agreement.

                                    Article 5
                                     Insurer

     The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    Article 6
                                    Executive

     The Executive is not a party to this Agreement or to the corresponding Endorsement. Except as otherwise provided herein, the Executive shall have no rights, title or interest hereunder. The Company is not a party to this Agreement or to the corresponding Endorsement. Except as otherwise provided herein, the Company shall have no rights, title or interest hereunder.

                                    Article 7
                                Claims Procedure

     7.1 Claims Procedure. The Rabbi Trust shall notify the Executive's Trust, the Executive's Trust's transferee or beneficiary, or any other party who claims a right to an interest under this Agreement (the "Claimant') in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Rabbi Trust determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial,
(2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     7.2 Review Procedure. If the Claimant is determined by the Rabbi Trust not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Rabbi Trust by filing a petition for review with the Rabbi Trust within 60 days after receipt of the notice issued by the

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Rabbi Trust. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Rabbi Trust of the petition, the Rabbi Trust shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Rabbi Trust verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Rabbi Trust shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Rabbi Trust, but notice of this deferral shall be given to the Claimant.

                                    Article 8
                           Amendments and Termination

     This Agreement may be amended or terminated only by a written agreement signed by the Rabbi Trust and the Executive's Trust. However, unless otherwise agreed to by the Rabbi Trust and the Executive's Trust, this Agreement will automatically terminate upon the Executive's Termination of Employment prior to Normal Retirement Age.

                                    Article 9
                                  Miscellaneous

     9.1 Binding Effect. This Agreement shall bind the Executive's Trust and the Company, their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     9.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     9.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of California, except to the extent preempted by the laws of the United States of America.

     9.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     9.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company.

The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     9.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Trust as to the subject matter hereof. No rights are granted to the Trust by virtue of this Agreement other than those specifically set forth herein.

     9.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a) Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c) Maintaining a record of benefit payments; and

          (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

     9.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

TRUST:                                    TRUST:

__________________________________        ____________________________________
__________________________________        ____________________________________
__________________________________        ____________________________________



By _______________________________        By _________________________________
      Trustee                                   Trustee

By _______________________________        By _________________________________
     Trustee                                    Trustee

                         SPLIT DOLLAR POLICY ENDORSEMENT
                       NORTH VALLEY SPLIT DOLLAR AGREEMENT

Policy No. ______________                          Insured: ____________________

Supplementing and amending the application for insurance to _____________________________(the "Insurer") on ___________________________,
______, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. HARRIS TRUST & SAVINGS BANK PERSONAL TRUST AND ASSET MANAGEMENT GROUP as Trustee(s) of the NORTH VALLEY BANCORP UMBRELLA TRUST FOR EXECUTIVES dated May 10, 1995 (the " Rabbi Trust"), shall be the direct beneficiary of death proceeds equal to the greatest of: a) the cash surrender value of the policy, b) the aggregate premiums paid on the Policy by the Rabbi Trust less any outstanding indebtedness to the Insurer, or c) any remaining death proceeds after payment of the Executive's Trust Interest set forth in paragraph 2 below.

     2. The beneficiary $____________________of death proceeds from the Policy shall be ________________________________________________ as trustee(s) of the
________________________________ __________________________________________
dated ________________________________ (the "Trust") or the Trust's transferee, subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Rabbi Trust. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Executive's Trust or its transferee in paragraph (4) of this endorsement.

     4. The Executive's Trust or its transferee shall have the right to assign its rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

     5. Notwithstanding the provisions of paragraph (4) above, the Executive's Trust or its transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement if the Insured ceases to be employed by the Company prior to the Normal Retirement Age of 65 for any reason whatsoever (other than by reason of a leave of absence which is approved by the Company), unless otherwise agreed to by the Company and the Executive. Also, the Rabbi Trust shall not pay the Executive's Trust's Interest under this Agreement if the Executive's Trust has received any of the benefits under the Salary Continuation Agreement entered into between the Executive and the Company, dated _______________________.

             MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
             ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.

Any transferee's rights shall be subject to this Endorsement.

The owner accepts and agrees to this split dollar endorsement.

Signed at ____________________, California, this _______ day of ______________,
2000.

TRUST:

_____________________________________

_____________________________________
      [Name of Trust]


By __________________________________
      Its Trustee

By __________________________________
      Its Trustee

The Executive's Trust accepts and agrees to the foregoing as direct beneficiary of the portion of the proceeds described in paragraph (2) above.

Signed at ____________________, California, this ________ day of _____________,
2000.

TRUST:

_____________________________________

_____________________________________
      [Name of Trust]


By __________________________________
      Its Trustee

By __________________________________
      Its Trustee

                                   ADDENDUM B
                                NORTH VALLEY BANK
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is made and entered into this _________ day of _________________, 2000, by and between HARRIS TRUST & SAVINGS BANK PERSONAL TRUST AND ASSET MANAGEMENT as Trustee(s) of the NORTH VALLEY BANCORP UMBRELLA TRUST FOR EXECUTIVES dated May 10, 1995 (the "Rabbi Trust"), and _____________________________________ as Trustee(s) of the
_______________________________________________________________________________
dated _________________________ (the "Executive's Trust"). This Agreement shall append the Split Dollar Endorsement entered into on __________________, 2000, or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     WHEREAS, _________________(the "Executive") has contributed substantially to the success of North Valley Bank (the "Company"). The Company, as a fringe benefit, is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from the Rabbi Trust.

                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

     1.9 "Insurer" means _____________________________

     1.10 "Policy" means insurance policy no. _______________ issued by the Insurer.

     1.11 "Insured" means the Executive.

     1.12 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.13 "Normal Retirement Age" means the Executive's 65th birthday.

     1.14 "Termination of Employment" means the Executive ceasing to be employed by the Company for any reason whatsoever, other than by reason of an approved leave of absence.

     1.15 "Executive's Trustee" refers to the trustee or trustees of the Executive's Trust.

     1.16 "Trustee" refers to the trustee or trustees of the Rabbi Trust.

                                    Article 2
                           Policy Ownership/Interests

     2.4 Ownership. The Rabbi Trust is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Rabbi Trust shall be the direct beneficiary of an amount of death proceeds equal to the greatest of:
a) the cash surrender value of the policy, or b) the aggregate premiums paid on the Policy by the Rabbi Trust less any outstanding indebtedness to the Insurer; or c) any remaining death proceeds after payment of the Executive's Trust's interest set forth in paragraph 2.2 below.

     2.2 Executive's Trust's Interest. The Executive's Trust shall be the beneficiary of $_____________of death proceeds from the policy. The Executive's Trust shall also have the right to elect and change settlement options that may be permitted. Provided, however, the Executive, the Executive's Trust or its transferee beneficiary shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in this section 2.2 upon the Executive's Termination of Employment prior to Normal Retirement Age. Also, the Rabbi Trust shall not pay the Executive's Trust's Interest under this Agreement if the Executive's Trust has received any of the benefits under the Salary Continuation Agreement entered into between the Executive and the Company, dated _______________________.

     2.3 Option to Purchase. The Rabbi Trust shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive's Trust or the Executive's Trust's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Rabbi Trust to terminate this Agreement.

                                    Article 3
                                    Premiums

     3.1 Premium Payment. The Rabbi Trust shall pay any premiums due on the Policy.

     3.2 Reimbursement. At the end of the Plan Year the Executive's Trust shall reimburse the Rabbi Trust in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's Trust. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.


                                    Article 4
                                   Assignment

     The Executive's Trust may assign without consideration all interests in the Policy and in this Agreement to any person, entity or other trust. In the event the Executive's Trust shall transfer all of its interest in the Policy, then all of the Executive's Trust's interest in the Policy and in the Agreement shall be vested in its transferee, who shall be substituted as a party hereunder and the Executive's Trust shall have no further interest in the Policy or in this Agreement.

                                    Article 5
                                     Insurer

     The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    Article 6
                                    Executive

     The Executive is not a party to this Agreement or to the corresponding Endorsement. Except as otherwise provided herein, the Executive shall have no rights, title or interest hereunder. The Company is not a party to this Agreement or to the corresponding Endorsement. Except as otherwise provided herein, the Company shall have no rights, title or interest hereunder.

                                    Article 7
                                Claims Procedure

     7.1 Claims Procedure. The Rabbi Trust shall notify the Executive's Trust, the Executive's Trust's transferee or beneficiary, or any other party who claims a right to an interest under this Agreement (the "Claimant') in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Rabbi Trust determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial,
(2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     7.2 Review Procedure. If the Claimant is determined by the Rabbi Trust not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Rabbi Trust by filing a petition for review with the Rabbi Trust within 60 days after receipt of the notice issued by the

Rabbi Trust. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Rabbi Trust of the petition, the Rabbi Trust shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Rabbi Trust verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Rabbi Trust shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Rabbi Trust, but notice of this deferral shall be given to the Claimant.

                                    Article 8
                           Amendments and Termination

     This Agreement may be amended or terminated only by a written agreement signed by the Rabbi Trust and the Executive's Trust. However, unless otherwise agreed to by the Rabbi Trust and the Executive's Trust, this Agreement will automatically terminate upon the Executive's Termination of Employment prior to Normal Retirement Age.

                                    Article 9
                                  Miscellaneous

     9.1 Binding Effect. This Agreement shall bind the Executive's Trust and the Company, their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     9.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     9.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of California, except to the extent preempted by the laws of the United States of America.

     9.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     9.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     9.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Trust as to the subject matter hereof. No rights are granted to the Trust by virtue of this Agreement other than those specifically set forth herein.

     9.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (e) Interpreting the provisions of the Agreement;

          (f) Establishing and revising the method of accounting for the Agreement;

          (g) Maintaining a record of benefit payments; and

          (h) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

     9.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

TRUST:                                    TRUST:

__________________________________        ____________________________________
__________________________________        ____________________________________
__________________________________        ____________________________________



By _______________________________        By _________________________________
      Trustee                                   Trustee

By _______________________________        By _________________________________
      Trustee                                   Trustee

                         SPLIT DOLLAR POLICY ENDORSEMENT
                       NORTH VALLEY SPLIT DOLLAR AGREEMENT


Policy No._______________                       Insured: _____________________

Supplementing and amending the application for insurance to ____________________________ (the "Insurer") on ___________________________,
______, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

1. HARRIS TRUST & SAVINGS BANK PERSONAL TRUST AND ASSET MANAGEMENT GROUP as Trustee(s) of the NORTH VALLEY BANCORP UMBRELLA TRUST FOR EXECUTIVES dated May 10, 1995 (the " Rabbi Trust"), shall be the direct beneficiary of death proceeds equal to the greatest of: a) the cash surrender value of the policy, b) the aggregate premiums paid on the Policy by the Rabbi Trust less any outstanding indebtedness to the Insurer, or c) any remaining death proceeds after payment of the Executive's Trust Interest set forth in paragraph 2 below.

     2. The beneficiary $______________ of death proceeds from the Policy shall be ________________________________________________ as trustee(s) of the
__________________________________ ____________________________________________
dated ________________________________ (the "Trust") or the Trust's transferee, subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Rabbi Trust. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Executive's Trust or its transferee in paragraph (4) of this endorsement.

     4. The Executive's Trust or its transferee shall have the right to assign its rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

     5. Notwithstanding the provisions of paragraph (4) above, the Executive's Trust or its transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement if the Insured ceases to be employed by the Company prior to the Normal Retirement Age of 65 for any reason whatsoever (other than by reason of a leave of absence which is approved by the Company), unless otherwise agreed to by the Company and the Executive. Also, the Rabbi Trust shall not pay the Executive's Trust's Interest under this Agreement if the Executive's Trust has received any of the benefits under the Salary Continuation Agreement entered into between the Executive and the Company, dated _______________________.

             MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
             ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.

Any transferee's rights shall be subject to this Endorsement.

The owner accepts and agrees to this split dollar endorsement.

Signed at ____________________, California, this _______ day of ______________,
2000.

TRUST:

_____________________________________

_____________________________________
      [Name of Trust]


By __________________________________
      Its Trustee

By __________________________________
      Its Trustee

The Executive's Trust accepts and agrees to the foregoing as direct beneficiary of the portion of the proceeds described in paragraph (2) above.

Signed at ____________________, California, this ________ day of _____________,
2000.

TRUST:

_____________________________________

_____________________________________
      [Name of Trust]


By __________________________________
      Its Trustee

By __________________________________
      Its Trustee